THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
INITIAL SUMMARY PROSPECTUS DATED MAY 1, 2023

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

VARIABLE UNIVERSAL LIFE PLUS—NY

This Supplement updates certain information in the most recent initial summary prospectus for the above-referenced variable life policy and any supplements to the initial summary prospectus (together the “Prospectus”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplements without charge upon request.

The changes described below are effective immediately.

On the Front Cover under “You may cancel your Policy within 10 days of receiving it without paying fees or penalties.”, the second sentence is replaced in its entirety with the sentence below:
“Upon cancellation you will receive the greater of the full amount of your Premium Payment(s) or the Policy’s Contract Fund Value.”

Please retain this Supplement for future reference.
This Supplement is dated March 1, 2024.